Exhibit 25.01
____________________________________________________________

             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.  20549
                  _________________________

                          FORM  T-1

                  STATEMENT OF ELIGIBILITY
          UNDER THE TRUST INDENTURE ACT OF 1939 OF
         A CORPORATION DESIGNATED TO ACT AS TRUSTEE
         ___________________________________________
     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
      A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
          ________________________________________

                  THE CHASE MANHATTAN BANK
     (Exact name of trustee as specified in its charter)

New York                                        13-4994650
(State of incorporation                   (I.R.S. employer
if not a national bank)                identification No.)

270 Park Avenue
New York, New York                                   10017
(Address of principal executive offices)        (Zip Code)

                     William H. McDavid
                       General Counsel
                       270 Park Avenue
                  New York, New York 10017
                    Tel:  (212) 270-2611
  (Name, address and telephone number of agent for service)
        ____________________________________________
                  Entergy Gulf States, Inc.
     (Exact name of obligor as specified in its charter)

Texas                                           74-0662730
(State or other jurisdiction of           (I.R.S. employer
incorporation or organization)         identification No.)

350 Pine Street
Beaumont, TX                                         77701
 (Address of principal executive offices)       (Zip Code)

                    First Mortgage Bonds
             (Title of the indenture securities)

                           GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House,
         Albany, New York  12110.

         Board of Governors of the Federal Reserve System,
         Washington, D.C., 20551

         Federal Reserve Bank of New York, District No. 2, 33
         Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington,
         D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2. Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

       1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9,
1982, February 28, 1985, December 2, 1991 and July 10,  1996
(see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

       2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan
Bank).

       3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4.  A copy of the existing By-Laws of the Trustee (see
Exhibit  4 to Form T-1 filed in connection with Registration
Statement   No.   333-06249,  which   is   incorporated   by
reference).

      5.  Not applicable.

       6.   The  consent of the Trustee required by  Section
321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan
Bank).

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.


                          SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 14th day of July, 1998.

                           THE CHASE MANHATTAN BANK

                               By /s/ W.B. Dodge
                                  /s/ W.B. Dodge
                                  Vice President

                    Exhibit 7 to Form T-1


                      Bank Call Notice

                   RESERVE DISTRICT NO. 2
             CONSOLIDATED REPORT OF CONDITION OF

                  The Chase Manhattan Bank
        of 270 Park Avenue, New York, New York 10017
           and Foreign and Domestic Subsidiaries,
           a member of the Federal Reserve System,

         at the close of business March 31, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                     Dollar Amounts
             ASSETS                                   in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin.................................    $ 12,037
  Interest-bearing balances ........................       4,054
Securities:
Held to maturity securities.........................       2,340
Available for sale securities.......................      50,134
Federal funds sold and securities purchased under
  agreements to resell .............................      24,982
Loans and lease financing receivables:
  Loans and leases, net of unearned income    $127,958
  Less: Allowance for loan and lease losses      2,797
  Less: Allocated transfer risk reserve              0
  Loans and leases, net of unearned income,
  allowance, and reserve............................     125,161
Trading Assets......................................      61,820
Premises and fixed assets (including capitalized
leases).............................................       2,961
Other real estate owned ............................         347
Investments in unconsolidated subsidiaries and
  associated companies..............................         242
Customers' liability to this bank on acceptances
  outstanding.......................................       1,380
Intangible assets ..................................       1,549
Other assets .......................................      11,727
TOTAL ASSETS........................................    $298,734
                                                       =========

                         LIABILITIES

Deposits
  In domestic offices ..............................     $96,682
  Noninterest-bearing ......................$38,074
  Interest-bearing ......................... 58,608
  In foreign offices, Edge and Agreement,
  subsidiaries and IBF's............................      72,630
  Noninterest-bearing.......................$ 3,289
  Interest-bearing.......................... 69,341

Federal funds purchased and securities sold under
agreements to repurchase............................      42,735
Demand notes issued to the U.S. Treasury............         872
Trading liabilities.................................      45,545

Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less ....       4,454
  With a remaining maturity of more than one year
         through three years........................         231
  With a remaining maturity of more than three
    years...........................................         106
Bank's liability on acceptances executed and outstanding   1,380
Subordinated notes and debentures...................       5,708
Other liabilities ..................................      11,295

TOTAL LIABILITIES ..................................     281,638

                       EQUITY CAPITAL

Perpetual preferred stock and related surplus                  0
Common stock .......................................       1,211
Surplus  (exclude all surplus related to
  preferred stock)..................................      10,291
Undivided profits and capital reserves..............       5,579
Net unrealized holding gains (losses)
on available-for-sale securities ...................          (1)
Cumulative foreign currency translation adjustments.          16

TOTAL EQUITY CAPITAL................................      17,096
                                                        ________
TOTAL LIABILITIES AND EQUITY CAPITAL ...............    $298,734
                                                        ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                    WALTER V. SHIPLEY         )
                    THOMAS G. LABRECQUE       )   DIRECTORS
                    WILLIAM B. HARRISON, JR.  )


                             -5-